UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2025

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-06615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	(1)	(1)

(1)

On June 25, 2025, the New York Stock Exchange (“NYSE”) filed a Form 25 for Superior Industries International, Inc., a Delaware corporation (the “Company”), in connection with the delisting of the common stock, par value $0.01, of the Company (the “Common Stock”) from the NYSE, which delisting became effective ten days after the Form 25 was filed. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after the filing of the Form 25. The Common Stock began trading on the OTC Pink Market on June 25, 2025 under the symbol “SSUP”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Superior Industries International, Inc. (the “Company”) appointed Shane Giebel, the Company’s Vice President, CFO, North America and Corporate Financial Planning and Analysis, as its principal financial officer and Interim Chief Financial Officer (“Interim CFO”), effective July 16, 2025, to commence the transition process in connection with the previously announced departure of Dan Lee.

Mr. Giebel is 48 years old. He has served at the Company as Vice President, CFO, North America and Corporate Financial Planning and Analysis since January 2021, as Vice President of Finance, North American Operations and Production Planning from January 2018 until December 2020, and prior to that served in various other roles at the Company since 2004 (Vice President of Financial Planning and Analysis (from April 2017 to December 2017), Director of Shared Services and Continuous Improvement (from January 2015 to March 2017), Director of Finance - Midwest (from July 2013 to December 2014), Controller (from April 2012 to June 2013), Assistant Controller (from August 2011 to March 2012), and Internal Audit Manager (from September 2004 to August 2011).

Mr. Giebel will receive an additional $5,000 per month in compensation during his tenure as Interim CFO, which will be prorated as necessary to account for any partial month of service. Mr. Giebel will also receive a $50,000 cash retention award, which will vest on December 31, 2025. The terms of his compensation will otherwise remain the same. There are no family relationships between Mr. Giebel and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2025	SUPERIOR INDUSTRIES INTERNATIONAL, INC.

/s/ David M. Sherbin
Name: David M. Sherbin
Title: Senior Vice President, General Counsel, Secretary and Chief Compliance Officer